Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 19, 2013, among GreenHunter Resources, Inc., a Delaware corporation (the “Company”), and each of the purchasers identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 as promulgated by the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, the number of units (the “Units”) set forth beneath such Purchaser’s name on the signature pages hereof, with each unit consisting of (i) one (1) share of 10% Series C Cumulative Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), and (ii) a warrant to purchase shares of common stock, par value $0.001 per share (the “Common Stock”) in an amount equal to 20% of a Purchaser’s cash investment, as more fully described in this Agreement (the “Offering”); and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement (including in the preamble and recitals above), for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 promulgated under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Closing” means the closing of the purchase and sale of the Units pursuant to Section 2.1.

“Closing Date” means the Trading Day on which this Agreement has been executed and delivered by the parties hereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the securities comprising the Units, in each case, have been satisfied or waived.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by securities laws.

“Per Unit Purchase Price” equals $17.50.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means the aggregate amount to be paid for the Units purchased hereunder as specified beneath each Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Trading Day” means a day on which the Principal Market (as defined in Section 3.1(viii) below) is open for trading.

“Transaction Documents” means this Agreement and the schedules and exhibits attached hereto, the Registration Rights Agreement and the schedules and exhibits attached thereto, the Warrants, and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto.

ARTICLE II.

PURCHASE AND SALE

2.1 Authorization of Securities; Closing.

(a) The Company has duly authorized the issuance and sale at the Closing of (i) 181,786 Units at the Per Unit Purchase Price for an aggregate purchase price of $3,181,255.00, (ii) 181,786 shares of the Company’s Series C Preferred Stock (the “Series C Preferred Shares”), (iii) warrants to purchase an aggregate of 282,778 shares of Common Stock, substantially in the form attached hereto as Exhibit B (each, a “Warrant” and collectively, the “Warrants”), and (iv) 282,778 shares of Common Stock issuable upon the exercise of the Warrants (collectively, the “Warrant Shares”, and together with the Series C Preferred Shares and the Warrants, the “Securities”).

(b) On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrently with the execution and delivery of this Agreement by the parties hereto, the Company shall sell, and each Purchaser shall purchase, the number of Units specified beneath each such Purchaser’s name on the signature pages hereto. At the Closing, each Purchaser shall deliver to the Company, via wire transfer of immediately available funds, an amount equal to such Purchaser’s Subscription Amount as set forth beneath such Purchaser’s name on the signature page hereto, and the Company shall deliver to such Purchaser the securities represented by the Units so purchased, and the Company and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) This Agreement, duly executed by the Company;

(ii) A duly executed stock certificate representing the Series C Preferred Shares purchased hereunder;

(iii) The Warrants purchased hereunder, duly executed by the Company;

(iv) The Registration Rights Agreement, duly executed by the Company;

(v) A legal opinion of Fulbright & Jaworski L.L.P, substantially in the form of Exhibit C attached hereto;

(vi) A certificate, executed by the Secretary of the Company, dated as of the Closing Date, certifying (i) the resolutions adopted by the Board of Directors approving the transactions contemplated by this Agreement, the Registration Rights Agreement and each of the other Transaction Documents, and the issuance of the Securities to be issued at the Closing, and that such resolutions remain in full force and effect, (ii) the current versions of the Company’s certificate of incorporation and bylaws, each as amended, (iii) as to the signatures and authority of Persons signing the Transaction Documents and related documents on behalf of the Company, and (iv) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within three (3) Trading Days of the Closing Date;

(vii) A certificate, executed by the President or Chief Executive Officer of the Company, dated as of the Closing Date, certifying the matters set forth in Section 2.3(a)(i) below; and

(viii) Such other documents relating to the transactions contemplated by this Agreement as the Purchasers or their counsel may reasonably request.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) This Agreement, duly executed by such Purchaser;

(ii) The Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company;

(iii) The Warrants, duly executed by such Purchaser;

(iv) The Registration Rights Agreement, duly executed by such Purchaser; and

(v) A fully completed and duly executed Selling Securityholder Questionnaire.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met by each Purchaser or waived by the Company:

(i) each of the representations and warranties of the Purchasers contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date as if made on and as of such date, and all covenants and agreements contained herein to be performed on the part of the Purchasers and all conditions contained herein to be fulfilled or complied with by the Purchasers at or prior to the Closing Date shall have been duly performed, fulfilled or complied with; and

(ii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met by the Company or waived by such Purchaser:

(i) each of the representations and warranties of the Company contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date as if made on and as of such date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with, unless such conditions have been waived;

(ii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iii) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(iv) from the date hereof to the Closing Date, trading in the Common Stock and Series C Preferred Stock shall not have been suspended by the Commission or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the NYSE MKT or in the over-the-counter market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Securities at the Closing; and

(v) no action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Securities or result in a Material Adverse Effect on the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities or result in a Material Adverse Effect on the Company.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers as follows:

(a) The Company and each of its Subsidiaries (as defined below) are, and will be, duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries are, and will be, duly licensed or qualified as a foreign entity for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Commission Reports, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect (as defined below) or would reasonably be expected to have a Material Adverse Effect.

(b) GreenHunter Renewable Power, LLC, GreenHunter Wind Energy, LLC, GreenHunter Mesquite Lake, LLC, GreenHunter Water, LLC, Hunter Disposal, LLC, Ritchie Hunter Water Disposal, LLC, and Hunter Hauling, LLC (collectively, the “Subsidiaries”), are the Company’s only significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission). Except as set forth in the Commission Reports, the Company owns, directly or indirectly, all of the equity interests of the Subsidiaries free and clear of any Lien, and all the equity interests of the Subsidiaries are validly issued and are fully paid, non assessable and free of preemptive and similar rights.

(c) Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Commission Reports, to the Company’s knowledge, no other party under any material contract or other agreement to which it or any of its Subsidiaries is a party is in default in any respect thereunder where such default would reasonably be expected to have a Material Adverse Effect.

(d) Subsequent to the date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, there has not been (i) any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, in or affecting the business, properties, management, financial, condition (financial or otherwise), results of operations, or prospects of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding long-term indebtedness of the Company or any of its Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, other than in each case above in the ordinary course of business or as otherwise disclosed in the Commission Reports.

(e) As of September 16, 2013, the authorized capital stock of the Company consists of (i) 90,000,000 shares of Common Stock, of which (A) 33,436,112 shares are issued and outstanding; (B) 10,532,100 shares are reserved for issuance upon exercise of stock options outstanding under the Company’s equity compensation plans; (C) 2,485,000 shares are reserved for issuance upon exercise of common stock purchase warrants granted prior to the date of this Agreement; (D) and such additional stock options and shares of Common Stock which may be issued from time to time in accordance with the terms of the Company’s 2013 Long-Term Incentive Compensation Plan, as amended; and (ii) 8,000,000 shares of preferred stock, 2,000,000 of which are designated Series C Preferred Stock, 1,818,214 of which are issued and outstanding. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non assessable, and have been issued in compliance with all federal and state securities laws. All of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non assessable and have been issued in compliance with all federal and state securities laws and are owned directly by the Company or by another wholly owned subsidiary of the Company free and clear of any

Liens. Except as disclosed in this Agreement, neither the Company nor any Subsidiary has outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, warrants, rights, convertible securities or obligations. The description of the Company’s equity compensation plans and the options or other rights granted and exercised thereunder set forth in the Commission Reports accurately and fairly presents in all material respects the information required by the Securities Act or Exchange Act, as applicable, to be shown with respect to such plans, options and rights.

(f) The Company has the full corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and, other than with respect to the Required Actions, no further consent or action is required by the Company, its Board of Directors or its shareholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable (x) general equitable principles and bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws in effect which affect creditors’ rights generally, or (y) laws relating to the availability of specific performance, injunctive relief or other equitable remedies or (z) insofar as indemnification and contribution provisions may be limited by applicable law. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents in effect as of the date of execution of this Agreement, or (ii) subject to carrying out the Required Actions, conflict with, breach, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any license, certificate, clearance, authorization or permit issued by the appropriate governmental or regulatory agencies or authorities (collectively, “Permits”), agreement, mortgage, indenture, credit facility, indebtedness or other instrument (evidencing a Company indebtedness or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii) immediately above, such as could not, individually or in the aggregate: (a) adversely affect the legality, validity or enforceability of this Agreement and/or any other Transaction Documents, (b) could reasonably be expected to have or result in a material adverse effect on the results of operations, assets, business, management, operations or financial condition of the Company and its Subsidiaries, taken as a whole, or (c) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of foregoing clauses (a), (b) or (c), a “Material Adverse Effect”).

(g) The Securities, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, will be duly and validly authorized and issued and fully paid and non assessable, free and clear of any Lien, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights.

(h) The Company is not required to obtain any consent, approval, waiver, authorization or order of, give any notice to, or make any filing or registration with, or qualification of, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of a Form 8-K disclosing the transactions contemplated hereby, (ii) the notification for the listing of the Series C Preferred Shares and Warrant Shares by the NYSE MKT (the “Principal Market”) for trading thereon in the manner required thereby, (iii) applicable state securities filings, (iv) such approval as may be required by the applicable rules and regulations of the Principal Market (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the shares of Common Stock underlying the Securities in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date (the “Stockholder Approval”), and (vi) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement (collectively, the actions and/or approvals specified in subclauses (i)-(vi) immediately above are referred to herein as the “Required Actions”).

(i) Except for the Company Quarterly Report on Form 10-Q for the period ended March 31, 2013 and the Company’s Current Report on Form 8-K filed with the Commission on November 13, 2012, the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials being collectively referred to herein as the “Commission Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such Commission Reports prior to the expiration of any such extension. As of their respective dates, the Commission Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and none of the Commission Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j) Except as set forth in the Commission Reports, (i) no Person has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Stock, Series C Preferred Stock or shares of any other capital stock or other securities of the Company (other than upon the exercise of options or warrants to purchase common shares or upon the exercise of options that may be granted from time to time under the Company’s stock option plans), (ii) no Person has any preemptive rights, rights of first refusal, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Common Stock, Series C Preferred Stock or shares of any other capital stock or other securities of the Company from the Company which have not been duly waived with respect to the offering contemplated hereby, (iii) no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Series C Preferred Stock, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any Common Stock, Series C Preferred Stock or shares of any other capital stock or other securities of the Company.

(k) Hein & Associates LLP (the “Accountant”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K filed with the Commission, are and, during the periods covered by their report, were independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, after due inquiry, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

(l) All agreements required to be filed as exhibits to all reports required to be filed by the Company under the Securities Act and Exchange Act since the Company’s most recent Annual Report on Form 10-K under Item 601 of Regulation S-K to which the Company or any of its Subsidiaries is a party, have been filed by Company as exhibits to such reports (the “Material Contracts”). The Material Contracts have been duly authorized, executed and delivered by the Company or its subsidiaries, constitute valid and binding agreements of the Company or its subsidiaries (as applicable) and are enforceable against the Company or its subsidiaries (as applicable) in accordance with their respective terms, except as such enforceability may be limited by (i) general equitable principles and bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws in effect which affect creditors’ rights generally, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law, and, to the Company’s knowledge, such Material Contracts are enforceable in accordance with their respective terms by the Company or its subsidiaries (as applicable) against the other parties thereto, except as such enforceability may be limited by (x) general equitable principles and bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws in effect which affect creditors’ rights generally, (y) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (z) insofar as indemnification and contribution provisions may be limited by applicable law, and such contracts are in full force and effect on the date hereof other than those which have expired in accordance with their terms. Neither the Company nor any of its subsidiaries, nor, to the Company’s knowledge, any other party thereto, is in breach of or default under any of such Material Contracts, except for such breaches or defaults that will not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

(m) Except as set forth in the Commission Reports, there are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company’s knowledge, any legal, governmental or regulatory investigations, to which the Company or a Subsidiary is a party or to which any property of the Company or any of its Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect; or and (i) there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Securities Act to be described in the Commission Reports that are not disclosed therein; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Commission Reports that are not so filed.

(n) Except as set forth in the Commission Reports, the Company and each of its Subsidiaries possess or have obtained, all Permits that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Commission Reports, except where the failure to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Reports, neither the Company nor any of its Subsidiaries have received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Neither the Company nor any of the Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(p) The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed in or contemplated by the Commission Reports, no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which could have a Material Adverse Effect.

(q) Except as set forth in the Commission Reports, the Company and its Subsidiaries have good and valid title in fee simple to all items of real property and good and valid title to all personal property described in the Commission Reports as being owned by them that are material to the businesses of the Company or such Subsidiary, in each case free and clear of all Liens, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real property described in the Commission Reports as being leased by the Company and any of its Subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its Subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

(r) Except as set forth in the Commission Reports, the Company and its Subsidiaries own or possess adequate enforceable rights to use all patents, patent applications, trademarks (both registered and unregistered), service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as conducted as of the date hereof, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and any of its Subsidiaries have not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect; there are no pending, or to the Company’s knowledge, threatened judicial proceedings or interference proceedings challenging the Company’s or its Subsidiaries’ rights in or to or the validity of the scope of any of the Company’s or its Subsidiaries’ patents, patent applications or proprietary information; no other entity or individual has any right or claim in any of the Company’s or its Subsidiaries’ patents, patent applications or any patent to be issued therefrom by virtue of any contract, license or other agreement entered into between such entity or individual and the Company or a Subsidiary or by any non-contractual obligation, other than by written licenses granted by the Company or a Subsidiary; the Company and its Subsidiaries have not received any written notice of any claim challenging the rights of the Company or a Subsidiary in or to any Intellectual Property owned, licensed or optioned by the Company or such Subsidiary which claim, if the subject of an unfavorable decision would result in a Material Adverse Effect.

(s) Except as set forth in the Commission Reports, the Company and its Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Commission Reports; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(t) Except as set forth in the Commission Reports, the Company and each of its Subsidiaries maintain systems of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements of the Company, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and each of its Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”). The Company presented in its Form 10-K for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Securities Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls. To the knowledge of the Company, the Company’s “internal controls over financial reporting” and “disclosure controls and procedures” are effective.

(u) There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(v) Neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to MLV & Co., LLC (the “Placement Agent”).

(w) No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened which would reasonably be expected to result in a Material Adverse Effect.

(x) Neither the Company nor any of the Subsidiaries is or, after giving effect to the offering and sale of the Placement Shares, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(y) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except as would not reasonably be expected to result in a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(z) There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Commission Reports which have not been described as required.

(aa) To the knowledge of the Company, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(bb) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (a “Forward Looking Statement”) contained in the Commission Reports has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. The Forward Looking Statements from the Company’s Annual Report on Form 10-K for the fiscal year most recently ended (i) except for any Forward Looking Statement included in any financial statements and notes thereto, are within the coverage of the safe harbor for forward looking statements set forth in Section 27A of the Securities Act, Rule 175(b) under the Securities Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Company with a reasonable basis and in good faith and reflect the Company’s good faith commercially reasonable best estimate of the matters described therein, and (iii) have been prepared in accordance with Item 10 of Regulation S-K under the Securities Act.

(cc) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and each of its Subsidiaries reasonably believe are adequate for the conduct of their properties and as is customary for companies of similar size engaged in similar businesses in similar industries.

(dd) (i) Neither the Company nor, to the Company’s knowledge, the Subsidiaries, nor to the Company’s knowledge, any of their respective executive officers has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any law or of the character required to be disclosed in the Commission Reports; (ii) no relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the Securities Act to be described in the Commission Reports that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of them, on the one hand, and the directors, officers, stockholders or directors of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the rules of FINRA to be described in the Commission Reports that is not so described; (iv) except as described in the Commission Reports, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company’s knowledge, any Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; and (v) the Company has not offered, or caused any placement agent to offer, Common Stock or Series C Preferred Stock to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or any Subsidiary or any of their respective products or services, and, (vi) neither the Company nor any Subsidiary nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Commission Reports.

(ee) Neither the execution of this Agreement, nor the issuance, offering or sale of the Securities, nor the consummation of any of the transactions contemplated herein and therein, nor the compliance by the Company with the terms and provisions hereof and thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract or other agreement to which the Company may be bound or to which any of the property or assets of the Company is subject, except (i) such conflicts, breaches or defaults as may have been waived and (ii) such conflicts, breaches and defaults that would not reasonably be expected to have a Material Adverse Effect; nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Company, or (y) in any material violation of the provisions of any statute or any order, rule or regulation applicable to the Company or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company, except where such violation would not reasonably be expected to have a Material Adverse Effect.

(ff) (i) The Company represents that, neither the Company nor any of its Subsidiaries (collectively, the “Entity”) or any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this paragraph (ff), “Person”) that is, or is owned or controlled by a Person that is:

(A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) The Entity represents and covenants that, except as detailed in the Commission Reports, for the past 5 years, it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

3.2 Representations and Warranties of each Purchaser. Each Purchaser, severally and not jointly, represents and warrants with respect to only itself, as of the Closing Date, that:

(a) The Purchaser is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of the Transaction Documents to which it is a party, and the performance by the Purchaser of the transactions contemplated by such Transaction Documents, have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each of the Transaction Documents to which the Purchaser is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms of such Transaction Document, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) The execution, delivery and performance by the Purchaser of each of the Transaction Documents to which it is a party, and the consummation by the Purchaser of the transactions contemplated by each such Transaction Document, do not and will not (i) conflict with or violate any provision of the Purchaser’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected.

(c) The Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Units in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities or any part thereof in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(d) Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first became aware of the proposed transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Units covered by this Agreement. Other than to other Persons party to this Agreement and its Affiliates and their respective investment advisors, agents, counsel and other advisors, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(e) At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501 under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f) Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(g) Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Purchaser. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(h) Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(i) Such Purchaser is a resident of that jurisdiction specified beneath the Purchaser’s name on the signature pages hereto.

(j) Such Purchaser understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined below).

(k) Such Purchaser understands that the certificates or other instruments representing the Securities shall, until such time as the resale of the Series C Preferred Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement, shall bear any applicable legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT (II) UNLESS SOLD OR TRANSFERRED TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(l) Such Purchaser acknowledges to the Placement Agent that the Placement Agent is acting as placement agent for the Units being offered hereby and will be compensated by the Company for acting in such capacity. Such Purchaser further acknowledges that the Placement Agent has acted solely as placement agent in connection with the offering of the Units by the Company, that the information and data provided to such Purchaser in connection with the transactions contemplated hereby have not been subjected to independent verification or investigation by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material, nor shall the Placement Agent or any of its directors, officers, employees, representatives, controlling persons or agents be liable for any loss or damages of any kind resulting from the use of such information, data or related disclosure material except as set forth below. Such Purchaser further acknowledges that in making its decision to enter into this Agreement and purchase the Units, it has not relied on information provided by the Placement Agent but has conducted its own investigation and has relied on its own examination of the Company and the terms of, and consequences, of holding the Securities. Such Purchaser further acknowledges that the provisions of this Section 3.2(l) are for the benefit of, and may be enforced by, and only by, the Placement Agent.

The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Securities Laws Disclosure; Publicity. The Company shall, by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby. The Company shall, by 9:00 a.m. (New York City time) on the second Trading Day immediately following the date hereof, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the form of this Agreement, the Registration Rights Agreement and the Warrants as exhibits thereto. From and after the issuance of such press release and Form 8-K, the Company shall have publicly disclosed all material, non-public information delivered to any Purchaser by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. The Company and the Purchasers shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchasers shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any of the Purchasers, or without the prior consent of the Purchasers, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

4.2 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement which will subsequently become public information in accordance with Section 4.1, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Purchasers or their agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto each of the Purchasers shall have executed a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that the Purchasers shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.3 Use of Proceeds. The Company shall use the net proceeds from the sale of the Units hereunder for working capital purposes and to fund potential acquisitions.

4.4 Indemnification of Purchaser. Subject to the provisions of this Section 4.4 and to the extent permitted by law, the Company will indemnify and hold the Purchaser, its Affiliates, and their respective directors, managers, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, managers, officers, shareholders, agents, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (“Damages”) that any Purchaser Party may suffer or incur due to a claim by a third party as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by this Agreement (except to the extent such Damages are based upon a breach of the Purchaser’s representations, warranties or covenants under this Agreement or any agreements or understandings the Purchaser may have with any such shareholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against the Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. The Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel (together with any necessary local counsel). The Company will not be liable to the Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement. The Company will not settle any such claim, action or proceeding without the prior written consent of the Purchaser Party, which will not be unreasonably withheld or delayed; provided, however, that such consent shall not be required if the settlement includes a full and unconditional release satisfactory to the Purchaser Party from all liability arising or that may arise out of such claim or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Purchaser Party.

4.5 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of any Liens, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue shares of Common Stock issued upon the exercise of the Warrants issued as part of the Units purchased pursuant to this Agreement.

4.6 Listing of Common Stock and Series C Preferred Stock. The Company hereby agrees to use reasonable best efforts to maintain the listing of the Common Stock and Series C Preferred Stock on the Principal Market, and as soon as reasonably practicable (but not later than the Closing Date), to list all of the shares of Common Stock and Series C Preferred Shares issued or issuable as part of the Units or upon exercise of the Warrants on such Principal Market. The Company further agrees, if the Company applies to have the Common Stock or Series C Preferred Stock traded on any other securities exchange, it will include in such application all of such shares of Common Stock, and will take such other action as is necessary to cause all of such shares of Common Stock or Series C Preferred Stock to be listed on such other securities exchange as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock and Series C Preferred Stock on such securities exchange and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such securities exchange.

4.7 Reporting Status. Until the earlier of (i) the date on which the Purchaser shall have sold all of the Securities and (ii) the date on which the Purchaser may sell all of the Securities without restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act (the “Reporting Period”), the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and the Company shall take all actions necessary to maintain its eligibility to register the Warrant Shares for resale by the Purchasers on Form S-3.

4.8 Equal Treatment of Purchaser. The sale and purchase of the Units to a Purchaser under this Agreement is, and shall be, on the same terms and conditions offered all other Purchasers of the Units in the Offering. If the Company offers better terms to any other purchaser of Units in the Offering than are being offered to the Purchasers under this Agreement, including, without limitation, by amendment or modification to this Agreement or otherwise, then the Company shall offer to sell the Units to the Purchaser on the same terms.

4.9 Certain Transactions and Confidentiality. Each Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.1, such Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its subsidiaries after the issuance of the initial press release as described in Section 4.1. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the covenants and agreements set forth in the first two sentences of this Section 4.9 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.10 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations, including, but not limited to, the stockholder approval requirements, of the Principal Market.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before September 30, 2013; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3 Entire Agreement. This Agreement, together with the other Transaction Documents and the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. Prior to Closing, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers obligated to purchase at least 50% of the Units or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. After the Closing, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 50% of the outstanding Securities or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger, consolidation or sale of all or substantially all of the Company’s assets). A Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and the Purchaser Parties (with respect to Section 4.4) and the Placement Agent (with respect to Section 3.2(l)) and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12 Replacement of Certificates. If any certificate evidencing the securities issued or issuable hereunder is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity or security, if requested. The applicant for a new certificate under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement certificates.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. In addition, each and every reference to share prices and shares of capital stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.15 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.16 Survival of Representations, Warranties and Agreements. All representations and warranties made by the Company and each of the Purchasers herein will survive the execution of this Agreement, the Closing and the delivery to the Purchasers of the Units being purchased and the payment therefor until the first anniversary of the Closing Date. All covenants and other agreements set forth in this Agreement shall survive the Closing for the respective periods set forth therein and if no such period is specified until the first anniversary of the Closing Date. Notwithstanding anything to the contrary contained herein, Sections 4.1, 4.4, and 5.5 shall survive for the applicable statute of limitations.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GREENHUNTER RESOURCES, INC.		Address for Notice:

By:		Fax:
Name:
Title:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notices to Purchaser:

Address for Delivery of certificated Securities for Purchaser (if not same as address for notices):

Subscription Amount: $

No. of Units Purchased:                 , comprised of:

No. of Series C Preferred Shares:

No. of Common Stock Warrants:

EIN Number:

Exhibit A

Registration Rights Agreement

Exhibit B

Form of Warrant

Exhibit C

Form of Legal Opinion